AXA Equitable Life Insurance Company

Supplement dated October 23, 2017 to the June 1, 2017 prospectus for Structured Capital Strategies® PLUS

This Supplement modifies certain information in the above-referenced Prospectus (the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

Structured Capital Strategies® PLUS will be available for sale in Virginia on or about October 23, 2017. Accordingly, “Appendix II: State contract availability and/or variations of certain features and benefits” in the Prospectus is hereby supplemented with the following:

State	Features and benefits	Availability or variation
Virginia	See “Charges and expenses” — Disability, terminal illness, or confinement to a nursing home”	The first sentence of the last paragraph of this section will now read as follows: We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or (iii) above existed at the time the contract was issued or if the condition began within 12 months of the contract issue date.

Structured Capital Strategies® PLUS is issued by and is a registered service mark of

AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290 Avenue of the Americas,

New York, NY 10104.

Copyright 2017 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

Form No. IM-35-17 (10.17)	Catalog No. 157177 10/17)
SCS PLUS New Biz - VA only	#458953